UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2020 (July 31, 2020)

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Bilby Road, Suite 15, Building 2, Hackettstown, NJ	07840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9035

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2020, Vislink Technologies, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation, as amended (the “Certificate of Incorporation”), a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference, with the Secretary of State of the State of Delaware. The Certificate of Amendment, effective as of July 31, 2020 at 5:00 p.m. Eastern Time, effects a reverse stock split of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a ratio of 1-for-6 (the “Reverse Stock Split”).

As previously reported in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on July 2, 2020, the Company’s stockholders approved an amendment to the Certificate of Incorporation to effect a reverse stock split of the Common Stock, at a ratio in the range of 1-for-5 to 1-for-50. On July 27, 2020, the Company’s Board of Directors selected a 1-for-6 reverse stock split ratio by unanimous written consent and authorized the implementation of the Reverse Stock Split. Effective August 3, 2020, the Common Stock began trading on a post-Reverse Stock Split basis on the Nasdaq Capital Market.

As a result of the Reverse Stock Split, every six (6) shares of our pre-Reverse Stock Split Common Stock has been combined and reclassified into one (1) share of Common Stock. No fractional shares will be issued in connection with the Reverse Stock Split, all of which shares of Common Stock shall be rounded up to the nearest whole number. Immediately following the Reverse Stock Split, there were approximately 16,103,926 shares of Common Stock outstanding.

Our transfer agent, Continental Stock Transfer & Trust Company, is acting as exchange agent for the Reverse Stock Split.

On July 31, 2020, the Company issued a press release with respect to the Reverse Stock Split, a copy of which is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company
99.1	Press Release dated July 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2020	VISLINK TECHNOLOGIES, INC.

	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer